UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 16, 2022

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (203)
849-5216
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Securities registered pursuant to Section 12(g) of the Act:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Xerox Holdings Corporation	Xerox Corporation

Emerging growth company ☐	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Xerox Holdings Corporation ☐	Xerox Corporation ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 16, 2022, Michael D. Feldman, Executive Vice President and President of Americas Operations and Global Document Services of Xerox Holdings Corporation and Xerox Corporation (collectively, the “Company”) informed the Company that he will retire from the Company effective June 3, 2022. His decision to retire is not due to any disagreement with the Company.
As previously reported, effective May 6, 2022, Joseph H. Mancini, Jr., the Company’s then Vice President and Chief Accounting Officer (Principal Accounting Officer), retired from the Company. On May 16, 2022, the Company announced the appointment of Mirlanda Gecaj as the Company’s Vice President and Chief Accounting Officer (Principal Accounting Officer) effective as of that same date.
Ms. Gecaj, 48, joins the Company from Element Solutions Inc. (NYSE: ESI), a global diversified specialty chemicals company, where she served as Vice President, Global Shared Service Strategy from 2019 to 2022 and Head of Internal Audit from 2017 until 2019. Prior to that, Ms. Gecaj held various positions at PricewaterhouseCoopers from 2002 until 2016, serving most recently as Assurance Senior Manager from July 2010 until December 2016. Ms. Gecaj holds a Bachelor of Science degree in Public Accounting from Mercy College (New York) and a Bachelor of Science degree in Business Administration from the University of Tirana (Albania). She is a Certified Public Accountant, licensed in the State of New York and the State of Connecticut.
There are no family relationships between Ms. Gecaj and any director, director nominee, or executive officer of the Company, and Ms. Gecaj does not have an interest in any transaction that would be reportable under Item 404(a) of
Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: May 16, 2022	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary

XEROX CORPORATION

Date: May 16, 2022	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary

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